UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   November 8, 2010

KEYNOTE SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-27241	94-3226488
(Commission File Number)	(IRS Employer Identification No.)

777 Mariners Island Boulevard, San Mateo, CA	94404
(Address of principal executive offices)	(Zip Code)

(650) 403-2400
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02     Results of Operations and Financial Condition.

On November 8, 2010, Keynote Systems, Inc. (the “Company”) issued a press release announcing its results for the fourth fiscal quarter and year ended September 30, 2010.  A copy of the press release is attached as Exhibit 99.01 to this Current Report.  This Current Report and the exhibit attached hereto are being furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall they be deemed incorporated by reference in any filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934 or the Securities Act of 1933, whether made before or after the date hereof and irrespective of any general incorporation by reference language in any filings, unless expressly set forth by specific reference to this filing.

The press release includes information on Non-GAAP net income (loss), Non-GAAP earnings (loss) per share, Adjusted EBITDA, free cash flow and gross deferred revenues.  These measures are not based on any standardized methodology prescribed by U.S. generally accepted accounting principles (“GAAP”) and are not necessarily comparable to similar measures presented by other companies.  Non-GAAP net income (loss) is calculated by adjusting GAAP net income (loss) for the provision for income taxes less cash taxes from on-going operations, stock-based compensation expense and amortization of purchased intangibles.  Non-GAAP earnings (loss) per share are calculated by dividing Non-GAAP net income (loss) by the weighted average number of diluted shares outstanding for the period.  Free cash flow is defined as cash flow from operations less cash used to purchase of property, equipment, and software.  Gross deferred revenue is defined as the sum of net deferred revenue and unpaid deferred revenue.  Adjusted EBITDA is defined as earnings before interest income, taxes, depreciation, amortization, stock-based compensation and other income (expenses), net. These measures should not be considered in isolation or as a substitute for measures prepared in accordance with GAAP, and because these amounts are not determined in accordance with GAAP, they should not be used exclusively in evaluating the Company’s business and operations.  Because the Company has made a number of acquisitions in the past, as well as because of the effect of ASC 718, Compensation - Stock Compensation , the Company’s financial statements have changed significantly from prior periods. Accordingly, the Company believes that this non-GAAP information is useful as an additional means for investors to evaluate the Company’s operating performance, when reviewed in conjunction with the Company’s GAAP financial statements.  Management also reviews this information as an additional means for measuring the performance of the Company.  The Company compensates for these limitations by realizing that these amounts are not determined in accordance with GAAP and therefore, should not be used exclusively in evaluating its business and operations.

Item 9.01    Financial Statements and Exhibits.

(d)         Exhibits.

Exhibit No.	Exhibit Title
99.01	Press Release, dated November 8, 2010, issued by Keynote Systems, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

KEYNOTE SYSTEMS, INC.

Date: November 8, 2010	By:	/s/ Curtis H. Smith
Curtis H. Smith
Chief Financial Officer